UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 11, 2011

UNIFIRST CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-8504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (978) 658-8888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Approval of UniFirst Corporation 2010 Stock Option and Incentive Plan

At the Annual Meeting of Shareholders (the “Annual Meeting”) of UniFirst Corporation (the “Company”) held on January 11, 2011, the Company’s shareholders approved the UniFirst Corporation 2010 Stock Option and Incentive Plan (the “2010 Plan”).  The 2010 Plan was previously adopted by the Company’s Board of Directors on October 26, 2010 upon the recommendation of the Compensation Committee.  The 2010 Plan will replace the Company’s 1996 Stock Incentive Plan, as amended (the “1996 Plan”), which by its terms will expire on January 8, 2012, and the Company will cease granting new awards under the 1996 Plan as of January 21, 2011.

 The 2010 Plan permits the award of incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards.  Awards may be granted under the 2010 Plan to full or part-time officers, employees, non-employee directors and other key persons (including consultants and prospective employees) of the Company and its subsidiaries.  A total of 600,000 shares of Common Stock of the Company are reserved and available for issuance under the 2010 Plan.  The shares of Common Stock underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without any issuance of stock, expire or are otherwise terminated (other than by exercise) under the 2010 Plan are added back to the shares of Common Stock available for issuance.  No awards may be made under the 2010 Plan after January 11, 2021.

Additional information regarding the 2010 Plan is summarized under the heading “Proposal 2 – Approval of the UniFirst Corporation 2010 Stock Option and Incentive Plan” in the Company’s Definitive Proxy Statement (the “Proxy Statement”), which was originally filed with the Securities and Exchange Commission on December 7, 2010, and is incorporated herein by reference.  The summary of the 2010 Plan set forth in the Proxy Statement and the description of the 2010 Plan set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the 2010 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The forms of stock appreciation right award agreement and the forms of non-qualified stock option agreement under the 2010 Plan for the Company’s employees and the Company’s non-employee directors, which were adopted by the Company’s Board of Directors upon the recommendation of the Compensation Committee, are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on January 11, 2011, the Company’s shareholders voted on and approved the (1) election of Ronald D. Croatti, Donald J. Evans and Thomas S. Postek as Class II Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2014 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) 2010 Plan, (3) grant of performance restricted shares to Ronald D. Croatti and (4) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 27, 2011.  The votes cast by the holders of the Company’s Common Stock and Class B Common Stock on each of the foregoing proposals were as follows:

Proposal 1:  Election of three Class II Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2014 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

	Common Stock			Class B Common Stock
	For	Withheld	Broker Non-Votes	For	Withheld	Broker Non-Votes
Ronald D. Croatti	11,209,684	636,643	511,726	48,124,060	0	0
Donald J. Evans	10,453,891	1,392,436	511,726	48,124,060	0	0
Thomas S. Postek	10,462,718	1,383,609	511,726	48,124,060	0	0

Proposal 2:  Approval of the 2010 Plan.

Common Stock				Class B Common Stock
For	Against	Abstain	Broker Non-Votes	For	Against	Abstain	Broker Non-Votes
2,658,837	9,178,658	18,831	501,726	48,124,060	0	0	0

Proposal 3:  Approval of the grant of performance restricted shares to Ronald D. Croatti.

Common Stock				Class B Common Stock
For	Against	Abstain	Broker Non-Votes	For	Against	Abstain	Broker Non-Votes
3,853,394	7,981,197	21,736	501,726	48,124,060	0	0	0

Proposal 4:  Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 27, 2011.

Common Stock				Class B Common Stock
For	Against	Abstain	Broker Non-Votes	For	Against	Abstain	Broker Non-Votes
12,294,780	60,293	2,980	0	48,124,060	0	0	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	UniFirst Corporation 2010 Stock Option and Incentive Plan
10.2	Form of Stock Appreciation Right Award Agreement for Company Employees under the UniFirst Corporation 2010 Stock Option and Incentive Plan
10.3	Form of Stock Appreciation Right Agreement for Non-Employee Directors under the UniFirst Corporation 2010 Stock Option and Incentive Plan
10.4	Form of Non-Qualified Stock Option Agreement for Company Employees under the UniFirst Corporation 2010 Stock Option and Incentive Plan
10.5	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the UniFirst Corporation 2010 Stock Option and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     UNIFIRST CORPORATION

Date: January 14, 2011	By:	/s/ Ronald D. Croatti
Ronald D. Croatti
Chairman of the Board, Chief Executive Officer and President

	By:	/s/ Steven S. Sintros
Steven S. Sintros
Vice President and Chief Financial Officer

Exhibit Index

EXHIBIT NO.	DESCRIPTION

10.1	UniFirst Corporation 2010 Stock Option and Incentive Plan
10.2	Form of Stock Appreciation Right Award Agreement for Company Employees under the UniFirst Corporation 2010 Stock Option and Incentive Plan
10.3	Form of Stock Appreciation Right Agreement for Non-Employee Directors under the UniFirst Corporation 2010 Stock Option and Incentive Plan
10.4	Form of Non-Qualified Stock Option Agreement for Company Employees under the UniFirst Corporation 2010 Stock Option and Incentive Plan
10.5	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the UniFirst Corporation 2010 Stock Option and Incentive Plan